CERTIFICATION OF ADOPTION OF RESOLUTIONS

THE UNDERSIGNED HEREBY CERTIFIES individually and on behaIf of the following Delaware statutory trusts (the "Vanguard Funds"):

Vanguard Wellington Fund
Vanguard Windsor Funds, a series fund consisting of:
Vanguard Windsor Fund
Vanguard Windsor II Fund
Vanguard World Funds, a series fund consisting of:
Vanguard U.S. Growth Fund
Vanguard lnternational Growth Fund
Vanguard Calvert Social Index Fund
Vanguard Explorer Fund
Vanguard Morgan Growth Fund
Vanguard Wellesley Income Fund
Vanguard Fixed Income Securities Funds, a series fund consisting of:
Vanguard GNMA Fund
Vanguard High Yield Corporate Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Corporate Fund
Vanguard Long-Term U.S. Treasury Fund
Vanguard Long-Term Corporate Fund
Vanguard Short-Term Corporate Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term U.S. Treasury Fund
Vanguard Inflation Protected Securities Fund
Vanguard Money Market Reserves, a series fund consisting of:
Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard Municipal Bond Funds, a series fund consisting of:
Vanguard Tax-Exempt Money Market Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Intermediate-Term Tax-Exempt Fund
Vanguard Long-Term Tax-Exempt Fund
Vanguard High Yield Tax-Exempt Fund
Vanguard Insured Long-Term Tax-Exempt Fund
Vanguard Limited-Term Tax-Exempt Fund
Vanguard STAR Fund, a series consisting of:
Vanguard STAR Fund
Vanguard Lifestrategy Income Fund
Vanguard Lifestrategy Conservative Growth Fund
Vanguard Lifestrategy Moderate Growth Fund
Vanguard Lifestrategy Growth Fund
Vanguard Total International Stock Index Fund
Vanguard Developed Markets Index Fund
Vanguard Institutional Developed Markets Index Fund
Vanguard Tax-Managed Funds, a series fund consisting of:
Vanguard Tax-Managed Growth and Income Fund
Vanguard Tax-Managed Small Cap Fund
Vanguard Tax-Managed International Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Balanced Fund
Vanguard Index Funds, a series fund consisting of:
Vanguard Extended Market lndex Fund
Vanguard Growth Index Fund
Vanguard 500 Index Fund
Vanguard Total Stock Market lndex Fund
Vanguard Value lndex Fund
Vanguard Mid-Cap Stock Index Fund
Vanguard Small-Cap lndex Fund

Vanguard Small-Cap Value lndex Fund
Vanguard Small-Cap Growth Index Fund
Calvert Social Index Fund
Vanguard Trustees' Equity Fund, a series fund consisting of:
Vanguard International Value Fund
Vanguard Chester Funds
Vanguard Specialized Funds, a series fund consisting of:
Vanguard Energy Fund
Vanguard Precious Metals and Mining Fund
Vanguard Health Care Fund
Vanguard Utilities Income Fund
Vanguard REIT Index Fund
Vanguard Dividend Growth Fund
Vanguard California Tax-Free Funds, a series fund consisting of:
Vanguard California Tax-Exempt Money Market Fund
Vanguard California Long-Term Tax-Exempt Fund
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard New York Tax-Free Funds
Vanguard New York Long-Term Tax-Exempt Fund
Vanguard New York Tax-Exempt Money Market Fund
Vanguard Pennsylvania Tax-Free Funds, a series fund consisting of:
Vanguard Pennsylvania Tax-Exempt Money Market Fund
Vanguard Pennsylvania Long-Term Tax Exempt Fund
'Vanguard Convertible Securities Fund
Vanguard Quantitative Funds, a series fund consisting of:
Vanguard Growth & Income Fund
Vanguard Bond Index Funds, a series fund consisting of:
Vanguard Total Bond Market Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Fenway Funds
Vanguard Equity Income Fund
Vanguard Growth Equity Fund
Vanguard Balanced Index Funds
Vanguard Florida Tax-Free Funds
Vanguard Admiral Funds, Inc., a series fund consisting of:
Vanguard Admiral Treasury Money Market Fund
Vanguard New Jersey Tax-Free Funds, a series fund consisting of:
Vanguard New Jersey Tax-Exempt Money Market Fund
Vanguard New Jersey Long Term Tax-Exempt Fund
Vanguard Malvern Funds, a series fund consisting of:
Vanguard U.S. Value Fund
Vanguard Asset Allocation
Vanguard Capital Value
Vanguard Ohio Tax-Free Funds, a series fund consisting of:
Vanguard Ohio Tax-Exempt Money Market Fund
Vanguard Ohio Long-Term Tax-Exempt Fund
Vanguard Variable Insurance Funds, a series find consisting of:
Money Market Portfolio
High Grade Bond Portfolio
Equity Index Portfolio
Equity Income Portfolio
Balanced Portfolio
International Portfolio
Growth Portfolio
High Yield Bond Portfolio
Diversified Value Portfolio
Mid-Cap Index Portfolio

REIT Index Portfolio
Short-Term Investment Grade Portfolio
Total Stock Market Index Portfolio
Total Bond Market Index Portfolio
Capital Growth Portfolio
Vanguard Institutional Index Fund, a series fund consisting of:
Vanguard Institutional lndex Fund
Vanguard Institutional Total Stock Market Index Fund
Vanguard Institutional Total Bond Market Index Fund
Vanguard International Equity Index Funds, Inc., a series fund consisting of:
Vanguard Emerging Markets Stock Index Fund
Vanguard Pacific Stock Index Fund
Vanguard European Stock Index Fund
Vanguard Horizon Fund, a series consisting of:
Vanguard Strategic Equity Fund
Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Whitehall Funds, a series consisting of:
Vanguard Selected Value Fund
Vanguard International Explorer Fund
Vanguard Mid-Cap Growth Fund
Vanguard Treasury Fund, a series consisting of:
Vanguard Treasury Money Market Fund
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Massachusetts Tax-Exempt Fund
Vanguard CMT Funds, a series consisting of:
Vanguard Market Liquidity Fund
Vanguard Municipal Cash Management Fund
Vanguard Yorktown Liquidity Fund

that I am the duly elected and qualified Assistant Secretary of the Vanguard Funds, and that set forth below is a true and correct copy of resolutions duly adopted by a majority of the Trustees who are not interested persons of the Vanguard Funds at meetings of the Board of Trustees of each of the Vanguard Funds duly held on December 17 ,2004, and that such resolutions have not been amended or rescinded and are now in full force and effect:

RESOLVED, that the Board hereby determines that it is in the best interests of the Fund to participate in the joint bond described at this meeting, which the Board finds to be reasonable in form and amount, and the Board approves the allocation of the premiums for the fidelity bond to the Fund relative to the other Vanguard Funds.

IN WITNESS WHEREOF, I have executed this Certification as of this 29th of May 2007.

/s/ Arthur S. Gabinet
Arthur S. Gabinet
Assistant Secretary